Star Publications Inc., Central
                            Printing Corporation and
                           Advertisers Postal Service
                                   Corporation
--------------------------------------------------------------------------------

                            Combined Financial Report

                                December 31, 1997

Star Publications Inc., Central Printing Corporation and Advertisers Postal Service Corporation
--------------------------------------------------------------------------------




                                    Contents




Report Letter                                                              1

Financial Statements

     Combined Balance Sheet                                                2

     Combined Statement of Income and Retained Earnings                    3

     Combined Statement of Cash Flows                                      4

     Notes to Combined Financial Statements                              5-10

                          Independent Auditor's Report


To the Board of Directors
Star Publications Inc., Central Printing Corporation and Advertisers Postal Service Corporation


We have audited the accompanying combined balance sheet of Star Publications Inc., Central Printing Corporation and Advertisers Postal Service Corporation (the Companies) as of December 31, 1997, and the related combined statements of income and retained earnings, and cash flows for the year then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements above present fairly, in all material respects, the combined financial position of Star Publications, Inc., Central Printing Corporation and Advertisers Postal Service Corporation as of December 31, 1997, and the results of their combined operations and their combined cash flows for the year then ended in conformity with generally accepted accounting principles.

As disclosed in Note 11 of the combined financial statements, the Companies sold substantially all of their assets subsequent to December 31, 1997.

As disclosed in Note 12 of the combined financial statements, the Companies changed their method of accounting for nonqualified retirement contracts in 1997.


                                                  Plante & Moran, LLP

Gaylord, Michigan
March 17, 1998


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Star Publications Inc., Central Printing Corporation and
Advertisers Postal Service Corporation
--------------------------------------------------------------------------------
                                                          Combined Balance Sheet
                                                               December 31, 1997


                                     Assets

Current Assets
     Cash                                                             $1,084,866
     Short-term bond fund                                                 13,959
     Accounts receivable, less allowance for doubtful
     accounts of $12,868                                               1,108,158
     Notes receivable - Current portion (Note 6)                          67,815
     Inventories (Note 3)                                                184,903
     Prepaid expenses and other current assets                            37,662
                                                                      ----------
          Total current assets                                         2,497,363

Equipment and Leasehold improvements (Note 4)                          1,161,021

Other Assets
     Advances receivable from officer under
         split dollar life insurance contract (Note 5)                   115,400
     Notes receivable - Noncurrent portion (Note 6)                       50,508
     Goodwill - Net of accumulated amortization                          130,208
                                                                      ----------

          Total other assets                                             296,116

          Total assets                                                $3,954,500
                                                                      ==========

                      Liabilities and Stockholders' Equity

Current Liabilities
     Accounts payable                                                 $  456,540
     Accrued liabilities                                                 434,992
     Dividends payable                                                   177,592
                                                                      ----------

          Total current liabilities                                    1,069,124

Retirement Benefits payable (Note 10)                                    197,068

Stockholders' Equity
     Common stock (Note 7)                                                96,384
     Additional paid-in capital (Note 8)                                 300,106
     Retained earning (Note 9)                                         2,291,818
                                                                      ----------

          Total stockholders' equity                                   2,688,308

          Total liabilities and stockholders' equity                  $3,954,500
                                                                      ==========


See Notes to Combined Financial Statements

Star Publications Inc., Central Printing Corporation and
Advertisers Postal Service Corporation
--------------------------------------------------------------------------------
                              Combined Statement of Income and Retained Earnings
                                                    Year Ended December 31, 1997


Sales                                                               $ 7,421,270


Cost of Sales                                                         4,912,626
                                                                    -----------

Gross Profit                                                          2,508,644


Operating Expenses                                                    1,782,317
                                                                    -----------

Income from Operations                                                  726,327


Other Income (Expenses)
     Interest income                                                     44,826
     Interest expense                                                    (9,101)
     Loss on disposal of equipment                                      (17,844)
                                                                    -----------

         Other income - Net                                              17,881
                                                                    -----------

Income - Before taxes income                                            744,208


Michigan Single Business Tax                                             58,764
                                                                    -----------

Net Income                                                              685,444


Retained Earnings - Beginning of year                                 2,308,941


Dividends Declared
                                                                       (702,567)
                                                                    -----------

Retained Earnings - End of year                                     $ 2,291,818
                                                                    -----------


See Notes to Combined Financial Statements

Star Publications Inc., Central Printing Corporation and
Advertisers Postal Service Corporation
--------------------------------------------------------------------------------
                                                Combined Statement of Cash Flows
                                                    Year Ended December 31, 1997


Cash Flows from Operating Activities
     Net income                                                     $   685,444
     Adjustments to reconcile net income to net cash
     from operations:
         Depreciation and amortization                                  377,624
         Bad debt expense                                                33,728
         Loss on disposal of equipment                                   17,844
         (Increase) decrease in assets:
              Short-term bond fund                                         (824)
              Accounts receivable                                      (277,338)
              Inventories                                               (40,814)
              Prepaid expenses and other current assets                  (1,755)
         Increase (decrease) in liabilities:
              Accounts payable                                          327,864
              Accrued liabilities                                        35,497
              Retirement benefits payable                               (49,204)
                                                                    -----------
                  Net cash provided by operating activities           1,108,066


Cash Flows from Investing Activities
     Issuance of notes receivable                                        (5,000)
     Proceeds from sale of equipment                                     12,470
     Principal collection on notes receivable                            59,974
     Purchases of equipment and leasehold improvements                 (525,709)
     Advances to officer under split dollar insurance contract           (5,770)
                                                                    -----------

                  Net cash used in investing activities                (464,035)


Cash Flows from Financing Activities
     Dividends paid                                                    (524,975)
                                                                    -----------

Net Increase in Cash                                                    119,056


Cash - Beginning of year                                                965,810
                                                                    -----------


Cash - End of year                                                  $ 1,084,866
                                                                    ===========


See Notes to Combined Financial Statements

Star Publications Inc., Central Printing Corporation and
Advertisers Postal Service Corporation
--------------------------------------------------------------------------------
                                          Notes to Combined Financial Statements
                                                               December 31, 1997

Note 1 - Nature of Business and Significant Accounting Policies

     The accompanying combined financial statements include the accounts of Star Publications Inc., Central Printing Corporation and Advertisers Postal Service Corporation. The Companies share common ownership and management. All significant intercompany transactions and balances have been eliminated.

     The Companies' primary business activities are the publication, printing and distribution of shopping guides and advertising circulars throughout Northern Michigan. The Companies' customers consist of distributors of home shopping guides, retail stores and educational institutions.

     Short-Term Bond Fund - The Companies' investment in a short-term bond fund is considered to be a trading security. As a trading security, the investment is carried at fair value with unrealized gains and losses included in income. There were no significant unrealized gains or losses included in income in 1997.

     Inventories - Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out method.

     Equipment and Leasehold Improvements - Equipment and leasehold improvements are recorded at cost. Depreciation is computed using straight-line and accelerated methods over the estimated useful lives of the assets. Maintenance and repairs which do not extend the useful lives of the assets are charged to expense as incurred. When depreciable assets are retired, the cost and related accumulated depreciation is removed from the records and the resulting gain or loss is credited or charged to income.

     Goodwill - Goodwill is amortized over a fifteen year period on the straight line basis.

     Income Taxes - The Companies have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under these provisions, the Companies do not pay federal corporate income taxes. The stockholders of each company are liable for federal income taxes on their respective shares of the company's income. Therefore, these statements do not include any provision for federal income taxes.

Star Publications Inc., Central Printing Corporation and
Advertisers Postal Service Corporation
--------------------------------------------------------------------------------
                                          Notes to Combined Financial Statements
                                                               December 31, 1997

Note 1 - Nature of Business and Significant Accounting Policies
(Continued)

     Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

     Fair Value of Financial Instruments - The fair value of short-term financial instruments, including cash, trade accounts receivable and payable, approximate their carrying amounts in the financial statements due to the short maturity of such instruments.


Note 2 - Concentration of Credit Risk

     At December 31, 1997, the Companies had cash deposits at certain banks in excess of the federally insured limits.


Note 3 - Inventories

     Inventories consist of the following at December 31, 1997:


      Paper                                                         $139,917
      Photo and supplies                                              13,608
      Press supplies                                                  17,492
      Bindery supplies                                                 3,670
      Twine                                                            1,407
      Tubes                                                            3,619
      Stakes and hardware                                              4,040
      Plastic bags                                                     1,150
                                                                    --------


                   Total inventories                                $184,903
                                                                    ========

Star Publications Inc., Central Printing Corporation and
Advertisers Postal Service Corporation
--------------------------------------------------------------------------------
                                          Notes to Combined Financial Statements
                                                               December 31, 1997



Note 4 - Equipment and Leasehold Improvements

     Cost of equipment and leasehold improvements are summarized as follows:


     Equipment                                                        $1,791,317
     Vehicles                                                            310,821
     Leasehold improvements                                              362,190
     Office furniture                                                     19,876
     Tubes                                                                56,049
     Computer equipment                                                  381,966
     Computer software                                                   157,443
     Custom programming                                                   81,526
                                                                      ----------

     Total cost                                                        3,161,188

         Less accumulated depreciation                                 2,000,167
                                                                      ----------
         Net carrying amount                                          $1,161,021
                                                                      ----------



Note 5 - Advances Receivable from Officer Under Split Dollar Life Insurance Contract

     The Companies have entered into an agreement with a key officer to pay the annual premium on a policy insuring his life. These premium advances will be repaid from the death benefit or from the cash surrender value of the policy at redemption. In accordance with the agreement, there is no interest income accruing to the Companies related to these advances. The cash surrender values at December 31, 1997 were approximately $57,800. The policy has been assigned as collateral against the advances.

Star Publications Inc., Central Printing Corporation and
Advertisers Postal Service Corporation
--------------------------------------------------------------------------------
                                          Notes to Combined Financial Statements
                                                               December 31, 1997


Note 6 - Related Party Transactions

     The Companies have a common president and accounting department with APS Mini Warehouses Partnership, Webtek Venture Partnership and Wegbuild Venture Partnership.

     Notes Receivable - The Companies have notes receivable from APS Mini Warehouse Partnership, collateralized by the assets of the partnership, which is controlled by individuals who have controlling interest in Star Publications, Inc. and Advertisers Postal Service Corporation. The Companies have a note receivable from Paul Gunderson, a stockholder. The notes are collateralized by his stock in Central Printing Corporation. The terms of the notes are as follows:

     Original Face           Maturity Date     Interest Rate          Balance
--------------------------------------------------------------------------------
     APS Mini Warehouse
     $   100,000               Nov. 1999            7%                 $  55,057
     $    40,000               Dec. 1999           8.5%                   21,628
     $    90,000               Nov, 1999            7%                    34,138

     Paul Gunderson
     $     2,500               Dec. 2006           None                    2,500
     $     5,000               Jun. 1998           8.5%                    5,000
                                                                       ---------

                    Total notes receivable                               118,323

                    Less current portion                                  67,815
                                                                       ---------

                    Noncurrent portion                                 $  50,508
                                                                       =========

     Rent - Star Publications, Inc. rents two buildings from Wegbuild Venture Partnership on a month to month basis. Three stockholders of Star Publications, Inc.'s are the sole partners of Wegbuild Venture Partnership. Total rent expense for the year ended December 31, 1997 was $57,375.

Star Publications Inc., Central Printing Corporation and
Advertisers Postal Service Corporation
--------------------------------------------------------------------------------
                                          Notes to Combined Financial Statements
                                                               December 31, 1997


Note 6 - Related Party Transactions (Continued)

     Central Printing Corporation rents its operating facility from Webtek Venture Partnership at a monthly rate of $500 plus 4 percent of Central Printing Corporation's prior month's net sales. The partners of Webtek Venture Partnership are also stockholders of Central Printing Corporation. The rental lease agreement is renewable annually. Total rent expense for the year ended December 31, 1997 was $136,225.

     Advertisers Postal Service rents facilities from APS Mini Warehouse Partnership. The monthly rental amount is $1,000. The owners of APS Mini Warehouse Partnership also own Advertisers Postal Service Corporation. The rental lease agreement is renewable annually. Total rent expense for the year ended December 31, 1997 was $12,000.

Note 7 - Common Stock

     Common stock for each company at December 31, 1997 is as follows:

                                                                 Issued and
                                          Par      Autorized    Outstanding
                                         Value     Shares          Shares       Balance
                                         -----     ------          ------       -------
     Star Publications, Inc.              $  1      50,000        32,334       $ 32,334
     Central Printing Corporation         $  1     100,000        60,000         60,000
     Advertisers Postal Service Corp.     $  1      50,000         4,050          4,050
                                                                               --------

                  Total                                                        $ 96,384
                                                                               ========


Note 8 - Additional Paid-in Capital

     Additional paid-in capital for each company at December 31, 1997 is as follows:

     Star Publications, Inc.                                          $   57,556
     Central Printing Corporation                                         62,100
     Advertisers Postal Service Corp.                                    180,450
                                                                      ----------

                  Total                                               $  300,106
                                                                      ==========

Star Publications Inc., Central Printing Corporation and
Advertisers Postal Service Corporation
--------------------------------------------------------------------------------
                                          Notes to Combined Financial Statements
                                                               December 31, 1997

Note 9 - Retained Earnings

     Retained earnings for each company at December 31, 1997 is as follows:

     Star Publications, Inc.                                       $    865,642
     Central Printing Corporation                                       809,755
     Advertisers Postal Service Corporation                             616,421
                                                                   ------------

                  Total                                            $  2,291,818
                                                                   ============

Note 10- Retirement Plans

     401(k) Plan - The Companies have 401(k) profit-sharing plans covering substantially all employees after one year of service. The Companies match a certain percentage of employees contributions. Total 401(k) plan expense for the year ended December 31, 1997 was $49,753.

     Non-Qualified   Retirement   Contracts  -  The   Companies   maintain   two
     non-qualified, unfunded retirement contracts with retired officers. The board of directors has discretion to increase or decrease the amounts of retirement income based on provisions in the contract. All retirement benefits shall terminate upon death of the retired officer or upon sale of 60 percent of the capital stock to person(s) having no present ownership interest in the Company. The amount of benefits paid during 1997 was $79,244, of which $30,040 was charged as an expense in the current year. The net present value of estimated payments have been recorded as a liability on the balance sheet.

Note 11- Sale of Assets

     On February 23, 1998, the Companies sold substantially all their assets, except cash or receivables. The Companies received cash of $5,547,402 and notes totaling $3,650,154, payable in equal quarterly installments totaling $123,233 including interest at 7% through 2004.

Note 12- Accounting Change

     Retained earnings at the beginning of 1997 has been reduced by $300,397 to correct the accounting for the non-qualified retirement contracts discussed in Note 10. Had the contracts been accounted for correctly in prior years, net income for 1996 would have been increased by $44,731 from the amount previously reported.